Fiscal 2025 First Quarter Results (three months ended September 30, 2024) October 31, 2024 US November 1, 2024 Australia Peter Konieczny CEO Michael Casamento CFO

Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements This document contains certain statements that are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified with words like “believe,” “expect,” “target,” “project,” “may,” “could,” “would,” “approximately,” “possible,” “will,” “should,” “intend,” “plan,” “anticipate,” "commit," “estimate,” “potential,” "ambitions," “outlook,” or “continue,” the negative of these words, other terms of similar meaning, or the use of future dates. Such statements are based on the current expectations of the management of Amcor and are qualified by the inherent risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Neither Amcor nor any of its respective directors, executive officers, or advisors, provide any representation, assurance, or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause actual results to differ from expectations include, but are not limited to: changes in consumer demand patterns and customer requirements in numerous industries; the loss of key customers, a reduction in their production requirements, or consolidation among key customers; significant competition in the industries and regions in which we operate; an inability to expand our current business effectively through either organic growth, including product innovation, investments, or acquisitions; challenging global economic conditions; impacts of operating internationally; price fluctuations or shortages in the availability of raw materials, energy and other inputs, which could adversely affect our business; production, supply, and other commercial risks, including counterparty credit risks, which may be exacerbated in times of economic volatility; pandemics, epidemics, or other disease outbreaks; an inability to attract and retain our global executive team and skilled workforce and manage key transitions; labor disputes and an inability to renew collective bargaining agreements at acceptable terms; physical impacts of climate change; cybersecurity risks, which could disrupt our operations or risk of loss of our sensitive business information; failures or disruptions in our information technology systems which could disrupt our operations, compromise customer, employee, supplier, and other data; a significant increase in our indebtedness or a downgrade in our credit rating could reduce our operating flexibility and increase our borrowing costs and negatively affect our financial condition and results of operations; rising interest rates that increase our borrowing costs on our variable rate indebtedness and could have other negative impacts; foreign exchange rate risk; a significant write-down of goodwill and/or other intangible assets; a failure to maintain an effective system of internal control over financial reporting; an inability of our insurance policies, including our use of a captive insurance company, to provide adequate protection against all of the risks we face; an inability to defend our intellectual property rights or intellectual property infringement claims against us; litigation, including product liability claims or litigation related to Environmental, Social, and Governance (“ESG”) matters, or regulatory developments; increasing scrutiny and changing expectations from investors, customers, suppliers, and governments with respect to our ESG practices and commitments resulting in additional costs or exposure to additional risks; changing ESG government regulations including climate-related rules; changing environmental, health, and safety laws; changes in tax laws or changes in our geographic mix of earnings; and other risks and uncertainties are supplemented by those identified from time to time in our filings with the Securities and Exchange Commission (the “SEC”), including without limitation, those described under Part I, “Item 1A - Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2024 and updated by our quarterly reports on Form 10-Q. You can obtain copies of Amcor’s filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and Amcor does not undertake any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. Presentation of non-GAAP information Included in this release are measures of financial performance that are not calculated in accordance with U.S. GAAP. These measures include adjusted EBITDA and EBITDA (calculated as earnings before interest and tax and depreciation and amortization), adjusted EBIT and EBIT (calculated as earnings before interest and tax), adjusted net income, adjusted earnings per share, adjusted free cash flow and net debt. In arriving at these non-GAAP measures, we exclude items that either have a non-recurring impact on the income statement or which, in the judgment of our management, are items that, either as a result of their nature or size, could, were they not singled out, potentially cause investors to extrapolate future performance from an improper base. Note that while amortization of acquired intangible assets is excluded from non-GAAP adjusted financial measures, the revenue of the acquired entities and all other expenses unless otherwise stated, are reflected in our non- GAAP financial performance earnings measures. While not all inclusive, examples of these items include: material restructuring programs, including associated costs such as employee severance, pension and related benefits, impairment of property and equipment and other assets, accelerated depreciation, termination payments for contracts and leases, contractual obligations, and any other qualifying costs related to restructuring plans; material sales and earnings from disposed or ceased operations and any associated profit or loss on sale of businesses or subsidiaries; changes in the fair value of economic hedging instruments on commercial paper and contingent purchase consideration; significant pension settlements; impairments in goodwill and equity method investments; material acquisition compensation and transaction costs such as due diligence expenses, professional and legal fees, and integration costs; material purchase accounting adjustments for inventory; amortization of acquired intangible assets from business combination; gains or losses on significant property and divestitures and significant property and other impairments, net of insurance recovery; certain regulatory and legal matters; impacts from highly inflationary accounting; expenses related to the Company's Chief Executive Officer transition; and impacts related to the Russia-Ukraine conflict. Amcor also evaluates performance on a comparable constant currency basis, which measures financial results assuming constant foreign currency exchange rates used for translation based on the average rates in effect for the comparable prior year period. In order to compute comparable constant currency results, we multiply or divide, as appropriate, current-year U.S. dollar results by the current year average foreign exchange rates and then multiply or divide, as appropriate, those amounts by the prior-year average foreign exchange rates. We then adjust for other items affecting comparability. While not all inclusive, examples of items affecting comparability include the difference between sales or earnings in the current period and the prior period related to disposed or ceased operations. Comparable constant currency net sales performance also excludes the impact from passing through movements in raw material costs. Management has used and uses these measures internally for planning, forecasting and evaluating the performance of the Company’s reporting segments and certain of the measures are used as a component of Amcor’s Board of Directors’ measurement of Amcor’s performance for incentive compensation purposes. Amcor believes that these non-GAAP measures are useful to enable investors to perform comparisons of current and historical performance of the Company. For each of these non-GAAP financial measures, a reconciliation to the most directly comparable U.S. GAAP financial measure has been provided herein. These non-GAAP financial measures should not be construed as an alternative to results determined in accordance with U.S. GAAP. The Company provides guidance on a non-GAAP basis as we are unable to predict with reasonable certainty the ultimate outcome and timing of certain significant forward-looking items without unreasonable effort. These items include but are not limited to the impact of foreign exchange translation, restructuring program costs, asset impairments, possible gains and losses on the sale of assets, and certain tax related events. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP earnings and cash flow measures for the guidance period.

Safety

Guided by our values. Always our number one priority. Sustained excellence

Amcor Values



Integrity
Collaboration
Accountability
Results and Outperformance
Safety

- Industry-leading safety performance
- 13% reduction in number of injuries
- 73% of sites injury free for >12 months



Recordable-case frequency rate
(per million hours worked)
11.2
4.1
2.0
2.8
1.4
1.5
0.3
2.7
Includes impact of acquired businesses
North America packaging materials industry average TRIR
2005
2010
2015
2020
2024
1Q25
1Q25 TRIR

Notes: Recordable Case Frequency Rate (RCFR) expresses injuries per 1,000,000 hours worked. Graph data shown for a 12 month period ended June 30 unless otherwise indicated. Acquired businesses (including Bemis) are included in 2020 and account for the increase in frequency rate compared with 2015.
Total Recordable Incident Rate (TRIR) expresses injuries per 200,000 hours worked. Amcor's TRIR is equivalent to Amcor's rate under OSHA (Occupational Safety & Health Administration).
Average of North America paper manufacturing, plastic and rubber products manufacturing and printing and related support activities TRIR rate for 2022. Source: US Bureau of Labor Statistics.

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amcor

4 Further orient portfolio towards faster growing higher margin categories through organic growth and M&A Champion the best substrate solutions to eliminate waste, lower carbon footprint and increase recycling rates Growth oriented customer first mindset and leverage global scale and capabilities Growth: Customer after safety Enhance Commercial Excellence Program and leverage innovation capabilities Growth CapabilitiesCulture, talent and organization 4 Sustainability Actions taken: • Culture change initiative • Newly created Chief Operating Officer role for Global Flexibles Actions taken: • Growth accelerator Value+ 2.0 program Portfolio Actions taken: • Added Dairy and Liquids global growth categories Actions taken: • Newly created Chief Sustainability Officer role Customer

5 Established, long-term track record enhanced by higher levels of volume- driven organic growth Consistent delivery of attractive and sustainable value aligned with Amcor’s Shareholder Value Creation Model Partner of choice to solve for sustainability across multiple substrates, driving circularity and decarbonisation Vision The ‘go to’ packaging solutions supplier in our focused end markets for customers big and small across the globe Market leadershipSustainability Compelling value creation Consistent organic growth Packaging partner of choice known for… 5

6 Key messages Another quarter of sequentially improving volume growth First quarter financial result in line with expectations Reaffirming full year guidance Evolving strategic focus to unlock value 6

First quarter financial result in line with expectations

Another quarter of volume growth and sequential improvement

Net sales	EBIT
-2% vs pcp	+3% vs pcp
$3,353m	$365m

EPS	DPS
+5% vs pcp	+2% vs pcp
16.2 cents	12.75 cents

Volumes up ~2% vs last year

- ~1 percentage point further improvement on 4Q24
- Overall net volumes across the balance of the business up ~4% excluding expected weakness in healthcare categories and North America beverage

1Q EBIT growth reflects

- Improving volumes
- Continued strong cost performance, partly offset by unfavorable price/mix as expected
- Earnings growth across both segments

EBIT margin up 50 bps to 10.9%

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Notes: EBIT and EPS presented on an adjusted basis and growth rates for these and Net sales exclude the impact of currency and items impacting comparability. Adjusted non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section. Definitions 'pcp' is 'prior comparator period'; 'DPS' is 'Dividend per Share'.

amcor

Flexibles segment Notes: CCC refers to Comparable Constant Currency. CCC growth reconciliations can be found in the appendix. Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBIT and reconciliations to U.S. GAAP measures can be found in the appendix. 8 Solid volume growth and strong cost performance September quarter highlights • Volumes up 3% with growth across most geographies • Volumes up MSD excluding healthcare • As expected, destocking continued in healthcare, which also drives unfavorable price/mix • Adjusted EBIT up 3% reflecting • Volume growth • Strong cost performance • Partly offset by unfavorable price/mix as expected $m 1Q24 1Q25 CCC ∆ Net sales 2,568 2,552 -1% Adjusted EBIT 322 329 +3% Adjusted EBIT margin 12.5% 12.9% New product launch with 30% recycled materials New business win AmPrima™ Plus refill pouch

Rigid Packaging segment

Continued focus on cost and further sequential improvement in volumes

September quarter highlights

- Third quarter of sequential improvement in overall volumes. Volumes down 4%, a ~1% point improvement on 4Q24
- North America beverage volumes down high single digit rates largely reflecting expected soft consumer and customer demand
- Adjusted EBIT up 2% reflecting
  - Strong cost performance
  - Favorable price/mix
  - Partly offset by lower volumes
- Agreement reached to divest Amcor's 50% interest in Bericap Joint Venture for $122 million. Expected to close in 2Q25

$m	1Q24	1Q25	CCC Δ
Net sales	875	801	-4%
Adjusted EBIT	62	62	+2%
Adjusted EBIT margin	7.1%	7.7%	


TAFF
MAN
EX

Conversion from glass to PET format with oxygen barrier



First one-liter Carbonated Soft Drink stock container with 100% PCR

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Notes: CCC refers to Comparable Constant Currency. CCC growth reconciliations can be found in the appendix. Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBIT and reconciliations to U.S. GAAP measures can be found in the appendix.

amcor

Cash flow and balance sheet 10 Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBITDA and Adjusted Free Cash Flow and reconciliations to U.S. GAAP measures can be found in the appendix section. (1) Leverage calculated as Net debt divided by adjusted trailing twelve month EBITDA. Cash flow ($ million) 1Q24 1Q25 Adjusted EBITDA 459 466 Interest and tax payments, net (100) (111) Capital expenditure (124) (145) Movement in working capital (459) (586) Other (3) (19) Adjusted Free Cash Flow (227) (395) Balance sheet(1) September 2024 Net debt ($ million) 6,872 Leverage: Net debt / LTM EBITDA (x) 3.5 September quarter highlights • Working capital impacted by higher inventories to service improving volumes • Increase in capex as expected • Movements in spot exchange rates had an adverse impact of approximately 0.1 times on leverage. • Expect leverage to improve through the year and to exit fiscal 2025 at or below 3.0x • ~$180 million cash returned to shareholders through compelling and growing dividend Reaffirming full year free cash flow guidance and leverage expectations

11 Fiscal 2025 guidance reaffirmed Amcor’s guidance contemplates a range of factors which create a higher degree of uncertainty and additional complexity when estimating future financial results. Refer to slide 2 for further information. Reconciliations of the fiscal 2025 projected non-GAAP measures are not included herein because the individual components are not known with certainty as individual financial statements for fiscal 2025 have not been completed. • Adjusted EPS of approximately 72 to 76 cents per share, which represents comparable constant currency growth of 3% to 8% (includes approximately 4% headwind related to normalization of incentive compensation payments) compared with 70.2 cents per share in fiscal 2024. • Assuming current exchange rates prevail through fiscal 2025, movements in exchange rates are not expected to have a material impact on reported EPS • Net interest expense is expected to be between $290 to $305 million • Effective tax rate is expected to be between 19% and 20% • Adjusted Free Cash Flow of approximately $900 million to $1,000 million. For the year ended June 30, 2025, the Company continues to expect

12 Key messages Another quarter of sequentially improving volume growth First quarter financial result in line with expectations Reaffirming full year guidance Evolving strategic focus to unlock value 12

Appendix slides Supplementary schedules and reconciliations

FX translation impact 14 EUR 20-30% Other currencies(2) 20-30% USD 45-55% EUR:USD Euro stronger vs USD, Average USD to EUR rate 1Q25 0.9105 vs 1Q24 0.9189 1Q25 USD million impact on Adjusted Net income 1% 1 Other currencies(2):USD Other currencies weighted average vs USD weaker for 1Q25 vs 1Q24 average rates 1Q25 USD million impact on Adjusted Net income (6%) (4) (1) Approximate ranges based on adjusted Net income by currency. (2) Includes all currencies other than USD and EUR Total currency impact $ million Adjusted EBIT (4) Adjusted Net income (3) Combined Net income currency exposures(1) 1Q25 currency impact

Reconciliations of non-GAAP financial measures 15

Reconciliations of non-GAAP financial measures 16

Reconciliations of non-GAAP financial measures 17